UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 8, 2002
                                                         ----------------


                             ST. JUDE MEDICAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its chapter)

         Minnesota                        0-8672               41-1276891
         ----------                       -------              ----------
(State or other jurisdiction            (Commission           (IRS Employer
      of incorporation)                 File Number)       Identification No.)


    One Lillehei Plaza, St. Paul, MN                             55117
    --------------------------------                             -----
(Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (651) 483-2000
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.
         ------------------------

The Company has recently issued an alert regarding the Telectronics Meta model 1256D pacemakers. These devices were manufactured prior to 1998 and the Company no longer manufactures the model. All of the affected devices were sold outside the United States. Attached on Exhibit 1 is the portion of the Technical Memo sent to physicians describing the issue which has led to premature battery depletion in 1% of the devices.

The Company has also recently issued an Advisory Update which extends a previous advisory notification sent to physicians regarding certain Tempo and Meta 1256D pacemakers. The extended advisory devices were manufactured in early 1999 and the models are no longer manufactured by the Company. The extension of the advisory adds 1,267 devices to the original group - 135 of the additional devices were sold in the U.S. Attached as Exhibit 2 is a portion of the communication sent to physicians describing the issues relating to premature battery depletion in some devices.

Management does not consider the Alert and Advisory Update to be material.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ST. JUDE MEDICAL, INC.


Date:  November 8, 2002              By: /s/ Kevin T. O'Malley
       ----------------                  ---------------------
                                     Kevin T. O'Malley
                                     Vice President and
                                     General Counsel





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


                                                                       EXHIBIT 1

                                 TECHNICAL MEMO

                         IMPORTANT ADVISORY INFORMATION:
                      POTENTIAL FOR LOSS OF PACING FUNCTION
                              META PULSE GENERATORS
                                  (MODEL 1256D)

     WE URGE YOU TO READ THIS IMPORTANT MEDICAL INFORMATION, WHICH WILL HELP YOU CARE FOR YOUR PATIENTS WITH META 1256D PULSE GENERATORS.

     This Advisory applies to a group of Meta 1256D pulse generators, which have been observed to exhibit premature battery depletion. It affects approximately 1650 devices implanted in a number of countries that fall within the serial number range (U5023270 TO U5139159). In addition, there are currently no unimplanted devices from this affected group remaining in field inventory, as the devices in the advisory population were manufactured at the Telectronics' manufacturing facility between the second quarter of 1996 and the second quarter of 1997.

     Early battery depletion resulting in either loss of output or no telemetry has been observed in a small percentage of these devices. This anomaly has been associated with the hybrid/battery connection site, which may exhibit dendritic growth. This growth acts as a bridge, resulting in a short circuit between adjacent connectors. Since the Telectronics' manufacturing plant is no longer in operation, the root cause of the dendritic growth could not be determined. The facility has been closed since June 1997.

     To date, this condition has occurred in 1.0% of the approximately 1650 devices manufactured in this population. The normal expected device longevity for 1256D pulse generators implanted with as-shipped settings is between 4.5 and 7 years. For devices that have been returned exhibiting this failure mechanism, the mean time to failure is 3.7 years. Devices within this serial number range have now been implanted for an average of 5 years. For implanted devices not exhibiting signs of premature battery depletion, the estimated probability of failure in the next year is less than 1%.

     RECOMMENDATIONS:

     PHYSICIANS ARE ADVISED TO REVIEW PATIENTS WHO HAVE META 1256D PACEMAKERS AT AN EARLY DATE TO EVALUATE PACEMAKER FUNCTION.

     FOR PATIENTS WHO ARE PACEMAKER DEPENDENT, THE PHYSICIAN SHOULD GIVE CONSIDERATION TO EXPLANTATION AND REPLACEMENT AS SOON AS PRACTICABLE.

     FOR PATIENTS WHO ARE NOT CONSIDERED PACEMAKER DEPENDENT, THE PHYSICIAN SHOULD CONSIDER REPLACEMENT ONLY IF ANY ABNORMAL FUNCTION IS IDENTIFIED (SUCH AS NO OUTPUT, TELEMETRY LOSS, TELEMETRY ABNORMALITY OR PREMATURE END OF LIFE INDICATION). ALL REMAINING NON-PACEMAKER DEPENDENT PATIENTS WITH META 1256D PACEMAKERS SHOULD SUBSEQUENTLY BE REVIEWED AT LEAST EVERY 6 MONTHS.


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

                                                                       EXHIBIT 2


This letter is being written to update you on a previous advisory notification that was sent to you in June of 2000 related to the Tempo (Models 1102, 1902, 2102, 2902) and Meta 1256D family of pulse generators. Based on observations made during our continuous monitoring of this issue as part of our Quality System, the range of serial numbers included in that advisory is being extended. The advisory previously covered the range of serial numbers from U6100663 TO U6227334. The new extended serial number range adds devices with serial numbers from U6227335 TO U6240907. The recommendations included in the previous advisory remain the same.

RECOMMENDATIONS:

Physicians are advised to review patients who have Meta 1256D pacemakers at an early date to evaluate pacemaker function.

For patients who are pacemaker dependent, the physician should give consideration to explantation and replacement as soon as practicable.

For patients who are not considered pacemaker dependent, the physician should consider replacement only if any abnormal function is identified (such as no output, telemetry loss, telemetry abnormality or premature end of life indication). All remaining non-pacemaker dependent patients with Meta 1256D pacemakers should subsequently be reviewed at least every 6 months.




The advisory notification is being extended because during routine returned product analysis we have received a number of devices that appear to exhibit the same failure mechanism as the advisory population. These failures occurred in units that were manufactured in the two calendar months (January-February 1999) following the previous manufacturing cut-off date (December 1998). There are no affected devices in either serial number range remaining in field inventory.

We are also taking this opportunity to update you on the current failure rate predictions on this population of devices. To date, this condition has occurred in 3.3% of devices in the defined population, and updated engineering analysis and modeling now suggests that it could occur in up to 6.2% of devices over the first five years of service.



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